THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------

                                                                 -----------
                                                                   SHEPHERD
                                                                    STREET
                                                                    EQUITY
                                                                     FUND
                                                                 -----------

Dear Shareholder:

     I am very pleased to present you with the annual report of the Shepherd Street Equity Fund. On September 30, 2000, the Fund completed its second year of investment activity with a one year return of 17.32% and a two year cumulative return, including reinvested dividends, of 50.64%. This investment performance calculates to an annualized rate of return of 22.74% for the past two years. By comparison, the Standard & Poors 500 index gained 49.27% on a cumulative basis and had an annualized two year return of 22.18%.

     Your Fund's performance was achieved through a disciplined investment strategy that includes a diverse portfolio of common stocks. We have also taken advantage of some relatively short term opportunities in the equity markets. For example, technology stocks contributed to our performance in the third and fourth quarters of 1999. As we somewhat reduced our holdings in that sector in early 2000, our investments in the health care, pharmaceutical, financial and energy sectors helped the Fund achieve solid returns.

     Over the past two years, we have witnessed extraordinary volatility in various sectors of the financial markets. For example, when the Fund began in October 1998 we were in the midst of an Asian financial crisis that many thought would spill over to markets throughout the world. We then entered a period of substantial over-performance for technology issues and under-performance in traditional value and "old economy" stocks. Recently, as most technology stocks have declined, other sectors have taken the lead. We will continue to own a focused and diverse portfolio of value and growth companies that range from small to large in capitalization, which we believe is the key to long-term investment success.

     As your portfolio manager, we are sensitive to the tax consequences of our investment actions and the fees you pay for management of the Fund. During this past fiscal year, $.24 was distributed to you by way of capital gains and dividend distributions, and we are pleased to announce that the Board has approved a 10% reduction in our management fees effective November 1, 2000.

     We are also pleased to announce that your Fund is now serviced and distributed by Ultimus Fund Solutions, LLC, located in Cincinnati, Ohio. We believe that Ultimus is the premier provider of shareholder services for funds like ours and that we will be able to further reduce shareholder expenses as a result of this change. As an additional benefit to our shareholders, we expect to announce soon the availability of Internet access to your Shepherd Street Equity Fund account.

     We very much appreciate your investment, and promise to strive for continued growth in your portfolio.

                                   Sincerely yours,

                                   /s/ David B. Rea

                                   David B. Rea
                                   President, The Shepherd Street Funds, Inc.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SHEPHERD STREET EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX

                               [GRAPHIC OMITTED]

                                                        9/2000
                                                        -------
                Shepherd Street Equity Fund             $15,064
                S&P 500 Index                           $14,927

           Past performance is not predictive of future performance.

                         -----------------------------
                          Shepherd Street Equity Fund
                          Average Annual Total Returns
                           1 Year    Since Inception*
                           ------    ----------------
                           17.32%          22.74%
                         -----------------------------

*Initial public offering of shares was October 2, 1998.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000

                                                                       MARKET
   SHARES                                                               VALUE
   ------                                                               -----
              COMMON STOCKS -- 97.2%
              BASIC MATERIALS -- 5.3%
     7,000    Great Lakes Chemical Corp. .......................    $    205,188
     8,000    Martin Marietta Materials ........................         306,240
                                                                    ------------
                                                                         511,428
                                                                    ------------
              CAPITAL GOODS -- 4.0%
     4,865    Koninklijke Philips Electronics NV ...............         206,763
     2,000    Minnesota Mining & Manufacturing Company .........         182,250
                                                                    ------------
                                                                         389,013
                                                                    ------------
              CONSUMER CYCLICALS -- 7.0%
    34,000    Clayton Homes, Inc ...............................         340,000
     7,600    Tribune Company ..................................         331,550
                                                                    ------------
                                                                         671,550
                                                                    ------------
              CONSUMER STAPLES -- 10.0%
    14,000    AT&T Corp. - Liberty Media Corporation (a) .......         252,000
     8,675    PepsiCo, Inc .....................................         399,050
     6,875    SYSCO Corporation ................................         318,398
                                                                    ------------
                                                                         969,448
                                                                    ------------
              ENERGY -- 6.5%
     2,000    Exxon Mobil Corporation ..........................         178,250
     7,000    Houston Exploration Company (a) ..................         176,750
     7,000    Louis Dreyfus Natural Gas Corp. (a) ..............         277,375
                                                                    ------------
                                                                         632,375
                                                                    ------------
              FINANCIAL -- 21.8%
    11,000    BB&T Corporation .................................         331,375
     8,000    Capital One Financial Corporation ................         560,500
    15,500    CENIT Bancorp, Inc ...............................         228,625
     7,333    Citigroup Inc ....................................         396,440
    19,800    Triad Guaranty Inc. (a) ..........................         589,050
                                                                    ------------
                                                                       2,105,990
                                                                    ------------

                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2000

                                                                       MARKET
   SHARES                                                               VALUE
   ------                                                               -----
              HEALTH CARE -- 16.4%
     4,100    Cardinal Health, Inc .............................    $    361,569
     5,250    Guidant Corporation ..............................         371,109
     6,050    Merck & Co., Inc .................................         450,347
    21,000    PharmaNetics, Inc. (a) ...........................         399,000
                                                                    ------------
                                                                       1,582,025
                                                                    ------------
              TECHNOLOGY -- 26.2%
     6,000    America Online, Inc. (a) .........................         322,500
     4,600    Cisco Systems, Inc. (a) ..........................         254,150
    14,500    CommScope, Inc. (a) ..............................         355,250
     2,500    EMC Corporation (a) ..............................         247,813
     2,550    Hewlett-Packard Company ..........................         247,350
     6,600    Intel Corporation ................................         274,725
     5,950    Microsoft Corporation (a) ........................         358,487
     6,200    Nokia Oyj ADR ....................................         246,838
     7,000    RF Micro Devices, Inc. (a) .......................         219,625
                                                                    ------------
                                                                       2,526,738
                                                                    ------------

              TOTAL COMMON STOCKS-- 97.2% (COST $8,407,771) ....    $  9,388,567
                                                                    ------------

   FACE
  AMOUNT
  ------
              SHORT TERM MONEY MARKET SECURITIES -- 2.6%
$253,426      Evergreen Select Money Market Fund
              (Cost $253,426)...................................    $    253,426
                                                                    ------------
              TOTAL INVESTMENTS AT VALUE-- 99.8% (COST $8,661,197)  $  9,641,993
              OTHER ASSETS IN EXCESS OF  LIABILITIES -- 0.2% ...          15,832
                                                                    ------------
              NET ASSETS -- 100.0% .............................    $  9,657,825
                                                                    ============

              (a) Non-income producing security.

                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000

ASSETS:
  Investments, at market (identified cost $8,661,197)(note 1) ..    $  9,641,993
  Receivables:
    Dividends and interest .....................................           4,656
    Fund shares sold ...........................................          19,329
                                                                    ------------
      Total assets .............................................       9,665,978
                                                                    ------------

LIABILITIES:
  Payables:
    Due to Advisor .............................................           6,164
    Accrued distribution fees ..................................           1,989
                                                                    ------------
      Total liabilities ........................................           8,153
                                                                    ------------
NET ASSETS .....................................................    $  9,657,825
                                                                    ============

NET ASSETS CONSIST OF:
  Common stock (Unlimited shares of $.0001 par value
    authorized, 652,327 shares outstanding)(note 2) ............    $         65
  Additional capital paid-in ...................................       8,404,100
  Accumulated realized gain on investments .....................         272,864
  Net unrealized gain on investments ...........................         980,796
                                                                    ------------

Net Assets, for 652,327 shares outstanding .....................    $  9,657,825
                                                                    ============
Net Asset Value, offering and redemption price per share .......    $      14.81
                                                                    ============

                       See notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000

INVESTMENT INCOME:
  Interest ....................................................    $     11,104
  Dividends ...................................................          58,534
                                                                   ------------
    Total investment income ...................................          69,638
                                                                   ------------

EXPENSES:
  Investment advisory fees (note 4) ...........................          31,540
  Distribution fees (note 4) ..................................          19,713
  Service fees (note 4) .......................................          47,310
                                                                   ------------
    Total expenses ............................................          98,563
                                                                   ------------
  Net investment loss .........................................         (28,925)
                                                                   ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments ............................         301,788
  Net change in unrealized appreciation on investments ........         834,008
                                                                   ------------
                                                                      1,135,796
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........    $  1,106,871
                                                                   ============

                       See notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                             FOR THE YEAR       FOR THE PERIOD
                                                                 ENDED               ENDED
                                                          SEPTEMBER 30, 2000  SEPTEMBER 30, 1999*
                                                          ------------------  -------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) ..........................    $    (28,925)       $      3,156
  Net realized gain on investments ......................         301,788             131,866
  Net change in unrealized appreciation on investments ..         834,008             146,788
                                                             ------------        ------------
Net increase in net assets resulting from operations ....       1,106,871             281,810
                                                             ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income .................................          (3,156)                 --
  Net realized gain on investments ......................        (131,866)                 --
                                                             ------------        ------------
Total Distributions .....................................        (135,022)                 --
                                                             ------------        ------------

Increase in net assets from Fund
  share transactions (note 2) ...........................       2,978,722           5,325,444
                                                             ------------        ------------
Increase in net assets ..................................       3,950,571           5,607,254

NET ASSETS:
  Beginning of period ...................................       5,707,254             100,000
                                                             ------------        ------------
  End of period** .......................................    $  9,657,825        $  5,707,254
                                                             ============        ============

* The Shepherd Street Equity Fund commenced operations on October 2, 1998.
** Including undisributed net investment income of $0 and $3,156, respectively.

                       See notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Per Share Data (For a Share Outstanding Throughout Each Period)

                                                           FOR THE YEAR        FOR THE PERIOD
                                                               ENDED                ENDED
                                                        SEPTEMBER 30, 2000   SEPTEMBER 30, 1999*
                                                        ------------------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD ...............       $      12.84         $      10.00
                                                           ------------         ------------

INVESTMENT OPERATIONS:
  Net investment income (loss) .....................              (0.04)                0.01
  Net realized and unrealized gain on investments ..               2.26                 2.83
                                                           ------------         ------------
    Total from investment operations ...............               2.22                 2.84
                                                           ------------         ------------

DISTRIBUTIONS:
  From net investment income .......................              (0.01)                  --
  From net realized gains ..........................              (0.24)                  --
                                                           ------------         ------------
    Total  distributions ...........................              (0.25)                  --
                                                           ------------         ------------

NET ASSET VALUE, END OF PERIOD .....................       $      14.81         $      12.84
                                                           ============         ============

TOTAL RETURN .......................................             17.32%               28.40%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .............       $      9,658         $      5,707
  Ratio of expenses to average net assets ..........              1.25%                1.25%(1)
  Ratio of net investment income (loss)
    to average net assets ..........................             (0.37)%               0.10%(1)
  Portfolio turnover rate ..........................             73.18%               28.10%

(1)  Annualized
* The Shepherd Street Equity Fund commenced operations on October 2, 1998.

                       See notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2000

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Shepherd Street Funds, Inc. (the "Company") was incorporated under the laws of the state of Maryland on July 16, 1998, and currently offers one series of shares, The Shepherd Street Equity Fund (the "Fund"). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment strategy is to emphasize growth of capital. The Fund's registration statement became effective with the Securities and Exchange Commission on October 1, 1998 and the Fund commenced operations on October 2, 1998.

     The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Salem Investment Counselors, Inc. (the "Advisor"). Accordingly, no organization costs have been recorded by the Fund.

     The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation -- Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

b) Federal Income Taxes -- No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders -- Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles.

d) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other -- Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2000

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund for the year ended September 30, 2000 were as follows:

                                                SHARES           AMOUNT
                                             ------------     ------------
     Sold ...............................         284,907     $  4,104,075
     Reinvestments ......................           9,454          135,002
     Redeemed ...........................         (86,499)      (1,260,355)
                                             ------------     ------------
     Net Increase .......................         207,862     $  2,978,722
                                             ============     ============

     Transactions in shares of the Fund for the period ended September 30, 1999 were as follows:

                                                SHARES           AMOUNT
                                             ------------     ------------
     Sold ...............................         443,757     $  5,446,989
     Redeemed ...........................          (9,292)        (121,545)
                                             ------------     ------------
     Net Increase .......................         434,465     $  5,325,444
                                             ============     ============

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, by the Fund were $8,332,384 and $5,640,133, respectively, for the year ended September 30, 2000.

     At September 30, 2000, the Fund's net unrealized appreciation on investments of $980,796 consisted of gross unrealized appreciation of $1,702,819 and gross unrealized depreciation of $722,023, based on a total tax cost of investments of $8,661,197.

4.   ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has entered into an Advisory Agreement with the Advisor to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor receives a fee, calculated daily and paid monthly, at the annual rate of 0.40% of the Fund's average daily net assets. For the year ended September 30, 2000, the Advisor received fees of $31,540 under the Advisory Agreement.

     The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor receives a fee, calculated daily and paid monthly, at the annual rate of 0.60% of the Fund's average daily net assets. For the year ended September 30, 2000, the Advisor received fees of $47,310 under the Servicing Agreement.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2000

4.   ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS - CONTINUED

     The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the Fund's normal operating expenses at 1.00%. The only other expenses incurred by the Fund are distribution expenses, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

     During the year ended September 30, 2000, the Fund and the Advisor were parties to an Investment Company Services Agreement (the "ICSA") with Declaration Service Company ("Declaration"), under which Declaration provided day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Declaration under the ICSA were paid by the Advisor (not the Fund). Effective October 5, 2000, the ICSA with Declaration was terminated and a similar agreement was entered into with Ultimus Fund Solutions, LLC.

     During the year ended September 30, 2000, the Fund and the Advisor were parties to a Distribution Agreement with Declaration Distributors, Inc., under which Declaration Distributors, Inc. provided distribution services to the Fund and served as principal underwriter to the Fund. Effective October 5, 2000, the Distribution Agreement with Declaration Distributors, Inc. was terminated and a similar agreement was entered into with Ultimus Fund Distributors, LLC.

     The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to result in the sale or retention of Fund shares. Under the Plan, the Advisor is reimbursed for distribution-related expenditures made pursuant to the Plan at an annual rate of 0.25% of the Fund's average daily net assets. For the year ended September 30, 2000, the Advisor received payments from the Fund of $19,713.

     Certain directors and officers of the Fund are directors and officers of the Advisor.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE SHEPHERD STREET FUNDS, INC.
WINSTON-SALEM, NORTH CAROLINA

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, as of September 30, 2000, of The Shepherd Street Funds, Inc. (consisting of The Shepherd Street Equity Fund) and the related statements of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the financial statements and financial highlights provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above presents fairly, in all material respects, the financial position of The Shepherd Street Equity Fund as of September 30, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years in the period then ended, in conformity with generally accepted accounting principles.

Tait, Weller & Baker

Philadelphia, Pennsylvania
October 18, 2000

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

          INVESTMENT ADVISER:
   Salem Investment Counselors, Inc.
          480 Shepherd Street
  Winston-Salem, North Carolina 27103             --------------------------

         SHAREHOLDER SERVICES:                             SHEHPERD
      Ultimus Fund Solutions, LLC
     135 Merchant Street, Suite 230                         STREET
         Cincinnati, Ohio 45246
                                                            EQUITY
             LEGAL COUNSEL:
The Law Offices of David D. Jones, P.C.                      FUND
       4747 Research Forest Drive
             Suite 180 #303                       --------------------------
        The Woodlands, TX 77381

          INDEPENDENT AUDITORS
          Tait, Weller & Baker
        8 Penn Center, Suite 800
      Philadelphia, PA 19103-2108
                                                  ==========================

                                                THE SHEPHERD STREET FUNDS, INC.
                                                         ANNUAL REPORT
                                                       SEPTEMBER 30, 2000